UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2013

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-16731	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway NW, Third Floor

Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 25, 2013, TherapeuticsMD, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated, as the representative of the several underwriters named in Schedule A thereto (the “Underwriters”), relating to the issuance and sale of 13,750,000 shares of our common stock, par value $0.001 per share, at the offering price of $2.40 per share. The Underwriters have agreed to purchase the shares from us pursuant to the Underwriting Agreement at a price of $2.232 per share. The net proceeds to us from this offering are expected to be approximately $30.4 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by us. The offering is expected to close on or about September 30, 2013, subject to customary closing conditions.

The offering is being made pursuant to TherapeuticsMD’s shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission (“SEC”) on January 25, 2013, which was declared effective by the SEC on February 5, 2013 (Registration Statement No. 333-186189), and a prospectus thereunder.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by our company, indemnification obligations of our company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. A copy of the opinion of Greenberg Traurig, LLP relating to the validity of the shares issued in the offering is attached hereto as Exhibit 5.1.

On September 25, 2013, we issued a press release, attached hereto as Exhibit 99.1, announcing that we had priced the offering.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 25, 2013

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (set forth in Exhibit 5.1)

99.1	Press Release from TherapeuticsMD, Inc., dated September 25, 2013, entitled “TherapeuticsMD Announces Pricing of Offering of Common Stock”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2013	THERAPEUTICSMD, INC.

	By:	/s/ Daniel A. Cartwright
	Name:	Daniel A. Cartwright
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 25, 2013

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (set forth in Exhibit 5.1)

99.1	Press Release from TherapeuticsMD, Inc., dated September 25, 2013, entitled “TherapeuticsMD Announces Pricing of Offering of Common Stock”